===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                    -----------------------------------





                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                    -----------------------------------



date of Report:   April 30, 2003
Date of Earliest Event Reported:    April 30, 2003

                       MARTHA STEWART LIVING OMNIMEDIA, INC.
               (Exact name of registrant as specified in its charter)


       Delaware                     001-15395                   52-2187059
    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)
                               11 West 42nd Street
                                New York, NY 10036
                         (Address of principal executive
                                     offices)



Registrant's telephone number, including area code:         (212) 827-8000

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)   Exhibit
              -------

        The following press release is included as an exhibit to this report furnished pursuant to Item 12:

        Exhibit 99.1 Martha Stewart Living Omnimedia, Inc. Press Release, dated April 30, 2003.

Item 9. Regulation FD Disclosure.
        ------------------------

        This information (including the exhibit hereto), furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission (the "Commission") in Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, this information (including the exhibit hereto) shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

        On April 30, 2003, the Registrant issued a press release relating to its financial results for the first quarter of 2003. The full text of the press release is attached hereto as Exhibit 99.1 to this report.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



      Dated: April 30, 2003


                                   MARTHA STEWART LIVING OMNIMEDIA, INC.


                                   By:    /s/  James Follo
                                      -----------------------------------------
                                       James Follo
                                       Executive Vice President,
                                       Chief Financial Officer

                             Index of Exhibits

Exhibit No.                     Description
----------                      -----------

 99.1       Martha Stewart Living Omnimedia, Inc. press release, dated April
            30, 2003